SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2003

INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16789 (Commission File Number)	04-3565120 (I.R.S. Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of Principal Executive Offices) (Zip Code)
(781) 647-3900 (Registrant's telephone number, including area code)

        Certain matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially due to numerous factors, including without limitation the ability to satisfy the conditions to the consummation of the proposed merger, the timing and content of the approvals and consents, including consents of the lenders of Inverness Medical Innovations, Inc. (the "Company"), necessary to consummate the proposed merger with Ostex International, Inc., a Washington corporation ("Ostex"), conditions in the capital markets in general and the healthcare capital markets specifically which may affect potential financing sources for the development of the Company's and/or Ostex' business, the effect of any operational and financial covenants contained within the terms of any additional borrowings obtained prior to consummation of the proposed merger, and the risks and uncertainties described in the Company's current and periodic reports filed with the Securities and Exchange Commission (the "Commission") under the federal securities laws including the Company's Annual Report on Form 10-K/A for the year-ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The Company does not undertake any obligation to update any forward-looking statements.

        The Company has filed documents concerning the proposed merger with the Securities and Exchange Commission including a registration statement on Form S-4 (file no. 333-101078) containing a proxy statement/prospectus. WE URGE INVESTORS TO READ THE DOCUMENTS FILED AND TO BE FILED BY THE COMPANY AND OSTEX, INCLUDING, MOST PARTICULARLY, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS ONCE IT BECOMES AVAILABLE, BECAUSE THESE DOCUMENTS CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement/prospectus and other documents that have or will be filed by the Company and Ostex with the Commission free of charge at the Commission's website (http://www.sec.gov) or by directing a request to Inverness Medical Innovations, Inc., 51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453, Attn: Corporate Secretary, telephone (781) 647-3900 or Ostex International, Inc., 2203 Airport Way South, Suite 400, Seattle, Washington 98134, Attn: Corporate Secretary, telephone (206) 292-8082.

Item 5. Other Events.

        On February 19, 2003, the Company announced that it had amended the Agreement and Plan of Merger, dated as of September 6, 2002, by and among the Company, Ostex and Geras Acquisition Corp., a Washington corporation and wholly-owned subsidiary of the Company (the "Merger Agreement"). A copy of the joint press release issued on February 19, 2003 announcing the execution of the amendment to the Merger Agreement is attached hereto as Exhibit 99.1. A copy of the amendment to the Merger Agreement is attached hereto as Exhibit 99.2 and a copy of the letter amendment to the Voting Agreement, dated as of September 6, 2002, by and among the Company, Ostex and certain stockholders of Ostex, which was entered into in connection with the amendment to the Merger Agreement, is attached hereto as Exhibit 99.3. The full text of each of the exhibits hereto is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release issued by Inverness Medical Innovations, Inc. and Ostex International, Inc. dated February 19, 2003, entitled "Inverness Medical Innovations and Ostex International Amend Merger Agreement."
99.2	Amendment to Agreement and Plan of Merger dated as of February 18, 2003, by and among Inverness Medical Innovations, Inc., Geras Acquisition Corp. and Ostex International, Inc.*
99.3	Letter Amendment to Voting Agreement dated as of February 18, 2003, by and among Inverness Medical Innovations, Inc., Ostex International, Inc. and certain shareholders of Ostex International, Inc.

*
The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: February 19, 2003	By:	/s/ PAUL T. HEMPEL Paul T. Hempel General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release issued by Inverness Medical Innovations, Inc. and Ostex International, Inc. dated February 19, 2003, entitled "Inverness Medical Innovations and Ostex International Amend Merger Agreement."
99.2	Amendment to Agreement and Plan of Merger dated as of February 18, 2003, by and among Inverness Medical Innovations, Inc., Geras Acquisition Corp. and Ostex International, Inc.*
99.3	Letter Amendment to Voting Agreement dated as of February 18, 2003, by and among Inverness Medical Innovations, Inc., Ostex International, Inc. and certain shareholders of Ostex International, Inc.

*
The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.